Exhibit 10.9

Addendum # 1

to the Joint Operating Agreement dated February 14, 2002

Almaty	August 20, 2002

This Addendum is executed between:

“Transmeridian Exploration, Inc.” (BVI), incorporated pursuant to the laws of British Virgin Islands and located at: 397 North Sam Houston Pkwy, Suite #300, Houston, Texas, 77060, hereinafter called “TME” in the person of Lorrie Olivier, the President, acting on the basis of the Charter, and

Kazstroiproject Ltd., incorporated pursuant to the laws of the Republic of Kazakhstan, located at: 68 Abai Ave. Office 74, Almaty, Kazakhstan,  hereinafter called “Kazstroiproject” in the person of A.Donov, the Director, acting on the basis of the Charter.

Parties hereby agreed to enter the following amendments in the Shareholders’ Joint Operating Agreement dated February 14, 2002 (hereinafter “Operating Agreement”):

Article 1. Terms and definitions used herein

Unless otherwise directly stipulated by this Agreement, capitalized terms and definitions used herein shall have the meanings implied in the Operating Agreement.

2. Subject of the Agreement

2.1. In subclause 3.23(F) of Operating Agreement, the first sentence shall be set forth in the following manner:

“Any payment, transaction, issue of guarantees and bills,  acquisition or sale of any assets of the Company shall be effected with at least two signatures available – those of the Chairman of Company Management (Chief Executive Officer) and signature of either Deputy Financial Executive Officer or the Chairman of the Board of Directors, or  their substitutes, moreover, one of them must be representative of “Kazstroiproject” Ltd., the other – TME representative. The said order must be reflected in the Charter of the Company. Violation of the said provision shall make any transaction or deal invalid. Responsibility for the actions of an officer who violates the order specified in this Clause shall be taken by the Party represented by such officer or which proposed to appoint such officer as the Chairman of Company Management, Deputy Financial Executive Officer or the Chairman of the Board of Directors, and the Company is entitled to claim damages for losses caused by such actions of the Chairman of Company Management, Deputy Financial Executive Officer or the Chairman of the Board of Directors or their substitutes”.

2.2. In clause 11.3 the second sentence shall be in the following form:

“Withdrawal of funds from such accounts or investments, shall be effected by the persons approved by the Board of Directors, Chairman of Company Management and pursuant to provisions of clause 3.23 (F) of this Agreement.

3. Additional Terms

3.1. This Agreement is an attachment to the Operating Agreement and is its essential part. The regulations of the Operating Agreement shall not be considered and/or construed without consideration of the contents of this Agreement.

3.2. The Agreement is executed in Russian and English, in two copies, both having equal legal force. In the event of contradictions and discrepancies, the Russian version shall have the prevailing force.

3.3. This Agreement shall become effective upon its signing.

4. SIGNATURES OF THE PARTIES:

Transmeridian Exploration Inc. BVI:

By:	/s/ Lorrie Olivier
Lorrie Olivier
President and Chief Executive Officer

“Kazstroiproject” Ltd. :

By:	/s/ Alexander Donov
Alexander Donov
Director

Supplement Agreement #2

 to the Joint Operation Agreement of Shareholders between TRANSMERIDIAN EXPLORATION Inc. (BVI) and “KAZSTROIPROECT” Ltd.

dated February 14, 2002.

Almaty	November 4, 2002

This Supplementary Agreement #2 (hereinafter – Agreement) has been signed between “TRANSMERIDIAN EXPLORATION Inc.” (BVI), the company established in accordance with the laws of British Virgin Islands and having the registered office at the following address: 11811 North Freeway, Suite 500, Houston, Texas, USA (hereinafter – “TME”), Pancontinental Inc., (hereinafter – “the Seller”), the company established in accordance with the legislation of the state of Belize and having registered office at the following address: 4 Eve Street, Belize City, Central America, and Bramex Management Inc., (hereinafter – “the Purchaser”), duly incorporated in accordance with a registered office located at the following address: Sea Meadow House, Blackburn Highway, P.O.B. 116 Road Town Tortola, British Virgin Islands (jointly named as “Parties”), and it shall be considered as a supplement to the Joint Operation Agreement of Shareholders dated February 14, 2002.

Terms and definitions used in this Agreement:

“Joint Operation Agreement” – Joint Operation Agreement of Shareholders, concluded between TRANSMERIDIAN EXPLORATION Inc.” and “Kazstroiproekt Ltd.” that determines an order of activity of Subsidiary Open Joint Stock Company “ Caspi Neft TME”, dated February 14,2002;

“General Loan Agreement” – Bank Loan Contract No. 2-0402-2 between Open Joint Stock Company “Bank TuranAlem”, Subsidiary Open Joint Stock Company “Caspi Neft TME”, “Transmeridian Exploration Inc. (BVI)” and “Kazstroiproekt Ltd.” dated February 4, 2002.

“Shares Sale and Purchase Agreement #2” – Agreement between the Seller and Purchaser on sale of 9550 (nine thousand five hundred and fifty) registered common shares of SOJSC “Caspi Neft TME”, NIN KZ1C41630418, par value 1,000 (one thousand) Tenge, issued in non-paper form.

“Shares” (as defined in Joint Operation Agreement) – the shares of the Company’s (“Caspi Neft TME”) capital, at the present moment including Class A Shares.

“Shares2” (as defined in General Loan Agreement) – 9,550 (nine thousand and five hundred fifty) common registered shares of the Borrower (“Caspi Neft TME”), par value 1,000 Tenge (one thousand) with National Identification Number KZ1C41630418, in the non-paper and those are a subject to sale and purchase under the Shares Sale and Purchase Agreement #2.

All other terms and definitions, if any, shall be interpreted as defined in Joint Operation Agreement.

Whereas the Seller has transferred the Shares 2 to the company Purchaser, on the basis of the Shares Sale and Purchase Agreement #2;

Whereas Article 12.1 of the Joint Operation Agreement states, that after execution of all formalities required for transfer of the Shares by the Joint Operation Agreement, “the recipient (of Shares) shall… take the place of Shareholder in lieu of assignor concerning to the transferred Shares and enjoy all rights and authorities and bear all obligations and responsibilities concerning to the Shares, transferred by the Assignor on the conditions of the (Joint Operation Agreement), the Assignor puts an end to being a Shareholder in concern to the Shares and has no further rights, authorities, obligations and responsibilities on condition of (Joint Operation Agreement) concerning to the Shares”;

The Parties agree as follows:

1.               All Seller’s rights and authorities as well as obligations and responsibilities under the Joint Operation Agreement shall be transferred to the Purchaser after execution of all procedures and formalities required by the Joint Operation Agreement, Shares Sale and Purchase Agreement1, General Loan Agreement and other agreements concerning to the Shares or Shares2, if any, Charter of SOJSC “Caspi Neft TME” and requirements of the legislation of the Republic of Kazakhstan.

2.               The Purchaser, on completion of all formalities mentioned in paragraph 1, replace the Seller as Shareholder for the purposes of Joint Operation Agreement and, subsequently enjoy all rights and authorities and bear all obligations and responsibilities as a party of the Joint Operation Agreement and a Shareholder.

3.               In case the Purchaser fails to fulfill its obligations and responsibilities under Joint Operation Agreement, it becomes a subject to application of all provisions of Joint Operation Agreement related to default of agreement’s obligations.

In witness thereof this Additional Agreement has been signed and executed in 4th day of November 2002 in Almaty.

SIGNATURES OF THE PARTIES:

On behalf of “Transmeridian Exploration Inc”

	By:	/s/ Lorrie Olivier
Lorrie Olivier
President and Chief Executive Officer

On behalf of the Seller			On behalf of the Purchaser
By:	/s/ K. Bektanov		By:	/s/ K. Sadykov
	K. Bektanov		K. Sadykov
Director

Supplementary Agreement # 3

to the Joint Operation Agreement of Shareholders between TRANSMERIDIAN EXPLORATION Inc. and “KAZSTROIPROECT”

 dated February 14, 2002.

This Supplementary Agreement (hereinafter – Agreement) has been signed between “TRANSMERIDIAN EXPLORATION Inc.” (BVI), the company established in accordance with the laws of British Virgin Islands and having the registered office at the following address: 11811 North Freeway, Suite 500, Houston, Texas, USA (hereinafter – “TME”),

Limited Liability Partnership “Kazstroiproekt” (hereinafter – “KSP”), the company established in accordance with the legislation of the Republic of Kazakhstan and having the registered office at the following address: Suite 74, 68 Abai Avenue, Almaty, Republic of Kazakhstan, and

PANCONTINENTAL Inc., duly incorporated in Belize, (hereinafter – PANCONTINENTAL Inc.), jointly named as “Parties”, and it shall be considered as a supplement to the Joint Operation Agreement of Shareholders dated February 14, 2002.

Terms and definitions used in this Agreement:

“Joint Operation Agreement” – Joint Operation Agreement of Shareholders, concluded between TRANSMERIDIAN EXPLORATION Inc.” and “Kazstroiproekt Ltd.” that determines an order of activity of Subsidiary Open Joint Stock Company “ Caspi Neft TME”, dated February 14,2002;

“General Loan Agreement” – Bank Loan Contract No. 2-0402-2 between Open Joint Stock Company “Bank TuranAlem”, Subsidiary Open Joint Stock Company “Caspi Neft TME”, “Transmeridian Exploration Inc. (BVI)” and “Kazstroiproekt Ltd.” dated February 4, 2002.

“Shares Sale and Purchase Agreement1” – Agreement between Kazstroiproekt Ltd. and PANCONTINENTAL Inc. on sale of 9550 (nine thousand five hundred and fifty) registered common shares of SOJSC “Caspi Neft TME”, NIN KZ1C41630418, par value 1,000 (one thousand) Tenge, issued in non-paper form dated April 2, 2002.

“Shares” (as defined in Joint Operation Agreement) – the shares of the Company’s (“Caspi Neft TME”) capital, at the present moment including Class A Shares.

“Shares2” (as defined in General Loan Agreement) – 9,550 (nine thousand and five hundred fifty) common registered shares of the Borrower (“Caspi Neft TME”), par value 1,000 Tenge (one thousand) with National Identification Number KZ1C41630418, in the non-paper form, owned by the Buyer (“Kazstroiproekt Ltd.”).

All other terms and definitions, if any, shall be interpreted as defined in Joint Operation Agreement.

Whereas KSP has transferred the Shares 2 to the company PANCONTINENTAL Inc., on the basis of the Shares Sale and Purchase Agreement1;

Whereas Article 12.1 of the Joint Operation Agreement states, that after execution of all formalities required for transfer of the Shares by the Joint Operation Agreement, “the recipient (of Shares) shall… take the place of Shareholder in lieu of assignor concerning to the transferred Shares and enjoy all rights and authorities and bear all obligations and responsibilities concerning to the Shares, transferred by the Assignor on the conditions of the (Joint Operation Agreement), the Assignor puts an end to being a Shareholder in concern to the Shares and has no further rights, authorities, obligations and responsibilities on condition of (Joint Operation Agreement) concerning to the Shares”;

The Parties agree as follows:

4.               All KSP’s rights and authorities as well as obligations and responsibilities under the Joint Operation Agreement shall be transferred to PANCONTINENTAL Inc. after execution of all procedures and formalities required by the Joint Operation Agreement, Shares Sale and Purchase Agreement1, General Loan Agreement and other agreements concerning to the Shares or Shares2, if any, Charter of SOJSC “Caspi Neft TME” and requirements of the legislation of the Republic of Kazakhstan.

5.               PANCONTINENTAL, on completion of all formalities mentioned in paragraph 1, replace KSP as Shareholder for the purposes of Joint Operation Agreement and, subsequently enjoy all rights and authorities and bear all obligations and responsibilities as a party of the Joint Operation Agreement and a Shareholder.

6.               In case PANCONTINENTAL fails to fulfill its obligations and responsibilities under Joint Operation Agreement, it becomes a subject to application of all provisions of Joint Operation Agreement related to default of agreement’s obligations.

In witness thereof this Additional Agreement has been signed and executed in 31st day of October 2002 in Almaty.

SIGNATURES OF THE PARTIES:

On behalf of “Transmeridian Exploration Inc.”

Date: October 31, 2002

By:	/s/ Lorrie Olivier
Lorrie Olivier
President and Chief Executive Officer

On behalf of “Kazstroiproekt” LLP		On behalf of PANCONTINENTAL Inc.
Date: October 31, 2002		Date: October 31, 2002
By:	/s/ A. Abildayev	By:	/s/ K. Bektanov
	A. Abildayev	K. Bektanov
	Director	Director

Supplementary Agreement # 4

to the Shareholders’ Joint Operating Agreement dated February 14, 2002

August 19, 2003

This Supplementary Agreement No.4 has been executed between the Parties of the Shareholders’ Joint Operating Agreement dated February 14, 2002,

BRAMEX MANAGEMENT INC., the company properly established and registered in accordance with legislation of the British Virgin Islands, having the registered office at the following address: Sea Meadow House, Blackburn Highway, Road Town, Tortola, British Virgin Islands, and

TRANSMERIDIAN EXPLORATION INC., the company properly established and registered in accordance with legislation of the British Virgin Islands, having the registered office at the following address: 397 North Sam Houston Parkway E., Suite 300, Houston, Texas 77060, (hereinafter – “the Parties”).

WHEREAS, BRAMEX MANAGEMENT INC. has purchased 9550 (nine thousands five hundred and fifty) common stock shares of SOJSC “Caspi Neft TME” (hereinafter – “the COMPANY) NIN KZIC41630418 per nominal value 1,000.00 (one thousand) KZ Tenge (hereinafter – “the Shares”) in accordance with the Shares Sale and Purchase Agreement between Pancontinental Inc. and Bramex Management Inc. dated November 4, 2002;

WHEREAS, it is understood, that having purchased the mentioned above Shares Bramex Management Inc. has assumed all rights and obligations of Shareholder of SOJSC “Caspi Neft TME” as it is discussed in Supplementary Agreement No.2 of November 4, 2002 to the Joint Operation Agreement of Shareholders between  TRANSMERIDIAN EXPLORATION Inc. and “KAZSTROIPROECT” dated February 14, 2002;

WHEREAS, BRAMEX MANAGEMENT INC., acting as a Shareholder of the COMPANY, made a Positive decision to keep the Right of ownership for the Shares, that possibility was discussed in item 4.3 of the Shares Sale and Purchase Agreement dated November 30, 2001, as well as by item 5.1 of the General Loan Agreement (Bank Loan Contract) No. 2-0404-2 dated February 4, 2002 (hereinafter – “General Loan Agreement”);

The parties executed this Supplementary Agreement as follows:

1.               For the purpose of performance of arrangements due to be performed in case of making of the Positive Decision as it is discussed in item 4.3 of the Shares Sale and Purchase Agreement dated November 30, 2001, as well as by item 5.1 of the General Loan Agreement, BRAMEX MANAGEMENT INC., acting as a Shareholder and a Party as per Shareholders’ Joint Operating Agreement dated February 14, 2002; and as the Buyer as per General Loan Agreement; and as a Buyer as per Shares Sale-Purchase Agreement dated November 30, 2001; undertakes:

to provide the COMPANY with a long-term loan for the amount of 15,000,000.00 (fifteen millions) US Dollars (hereinafter – “the Loan”). All the terms of granting and repayment of this Loan are a subject to the Loan Agreement between BRAMEX MANAGEMENT INC. and SOJSC “Caspi Neft TME” dated November 10, 2003.

2.               However, the Parties hereby agree that the Loan shall be paid from the dividends or funds from SOJSC “Caspi Neft TME” due Bramex Management Inc., and Transmeridian Exploration Inc. shall not be directly or indirectly responsible for payment of any principle, interest or fees related to the Loan. Transmeridian Exploration Inc. shall be fully indemnified from any and all claims related to repayment of the Loan amount, including any and all penalties and sanctions caused by the failure to repay the Loan properly.

3.               This Supplementary Agreement No.4 shall be considered as an integral part of Shareholders’ Joint Operating Agreement of SOJSC “Caspi Neft TME” dated February 14, 2002.

4.               On making of the reference to any contracts, agreements or documents in the course of the text of this Supplementary Agreement, all amendments and modifications to these contracts, agreements or documents those have come into force up to the date of signing of this Supplementary Agreement, shall be taken into consideration, until otherwise is directly provided by the texts of these contracts, agreements and documents or amendments and modifications.

In witness hereof, the Parties sign this Supplementary Agreement today, at 19th day of August, 2003.

On behalf of TRANSMERIDIAN EXPLORATION INC., Lorrie Olivier, the President and Chief Executive Officer.

On behalf of BRAMEX MANAGEMENT INC., Sadykov K. on the basis of PA issued on October 22, 2002.

SIGNATURES OF THE PARTIES:

On behalf of		On behalf of BRAMEX
TRANSMERIDIAN EXPLORATION INC.		MANAGEMENT INC.

By:	/s/ Lorrie Olivier	By:	/s/ K. Sadykov
	Lorrie Olivier	K. Sadykov
	President and Chief Executive Officer	Director

Supplementary Agreement No.5

to the Shareholders’ Joint Operating Agreement dated February 14, 2002

February 1, 2004

This Supplementary Agreement No.5 has been executed between the Parties of the Shareholders’ Joint Operating Agreement dated February 14, 2002,

BRAMEX MANAGEMENT INC., the company properly established and registered in accordance with legislation of the British Virgin Islands, having the registered office at the following address: Sea Meadow House, Blackburn Highway, Road Town, Tortola, British Virgin Islands, and

TRANSMERIDIAN EXPLORATION INC., the company properly established and registered in accordance with legislation of the British Virgin Islands, having the registered office at the following address: 397 North Sam Houston Parkway E., Suite 300, Houston, Texas 77060, (hereinafter – “the Parties”).

WHEREAS, TRANSMERIDIAN EXPLORATION INC., acting as a Shareholder of the COMPANY “CASPI NEFT TME”, as a Seller in the Shares Sale and Purchase Agreement dated November 30, 2001, as well as the Seller in the General Loan Agreement (Bank Loan Contract) No. 2-0402-2 dated February 4, 2002 (hereinafter – “General Loan Agreement”);

1.               For the purpose of performance of arrangements due to be performed by the paragraph 5.1.1.b) of the General Loan Agreement as amended by Addendum No. 4, dated February 1, 2004, TRANSMERIDIAN EXPLORATION INC. undertakes to provide the COMPANY “CASPI NEFT TME” with a long-term loan for the amount of 2,233,000.00 (two million two hundred and thirty-three thousand) US Dollars plus the Interest accrued on the date of repayment of the principal amount (hereinafter – “the Loan”). All the terms of granting and repayment of this Loan are a subject to the Loan Agreement between TRANSMERIDIAN EXPLORATION INC. and SOJSC “Caspi Neft TME”.

2.               However, the Parties hereby agree that the Loan shall be paid from the dividends or funds of SOJSC “Caspi Neft TME” due to Transmeridian Exploration Inc., and Bramex Management Inc. shall not be directly or indirectly responsible for payment of any principle amounts, interest or fees related to the Loan. Bramex Management Inc. shall be fully indemnified from any and all claims related to repayment of the Loan amount, including any and all penalties and sanctions caused by the failure to repay the Loan.

3.               This Supplementary Agreement No.5 shall be considered as an integral part of Shareholders’ Joint Operating Agreement of SOJSC “Caspi Neft TME” dated February 14, 2002.

4.               When making reference to any contracts, agreements or documents in the course of the text of this Supplementary Agreement, all amendments and modifications to these contracts, agreements or documents, which have come into force up to the date of signing of this Supplementary Agreement, shall be taken into consideration, until otherwise is directly provided by the texts of these contracts, agreements and documents or amendments and modifications to them

 In witness hereof, the Parties sign this Supplementary Agreement today, at 1st day of February, 2004.

SIGNATURES OF THE PARTIES:

On behalf of TRANSMERIDIAN EXPLORATION INC.

By:	/s/ Lorrie Olivier
Lorrie Olivier
President and Chief Executive Officer

On behalf of BRAMEX MANAGEMENT INC.

By:	/s/ K. Sadykov
K. Sadykov